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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)


           Delaware                 000-24389             36-4169320
           --------                 ---------             ----------
    (State or other juris-         (Commission           (IRS Employer
  diction of incorporation)        File Number)        Identification No.)


        1901 South Meyers Road, Suite 210
            Oakbrook Terrace, Illinois                      60181
  ----------------------------------------------            -----
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2006, VASCO Data Security International, Inc. (VASCO) issued a press release providing a financial update for the second quarter, which ended June 30, 2006. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 27, 2006, VASCO held a conference call with investors to discuss VASCO's earnings and results of operations for the second quarter and the six months ended June 30, 2006. A script read by officers of VASCO during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The press release and the comments by VASCO during the conference call contained a non-GAAP financial measure within the meaning of the Securities and Exchange Commission's Regulation G. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

The press release contained a reference to EBITDA and provided a reconciliation of EBITDA to net income on the face of the Consolidated Statement of Operations. EBITDA, which is earnings before interest, taxes, depreciation and amortization, is computed by adding back net interest expense, income tax expense, depreciation expense, and amortization expense to net income as reported.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits

         Exhibit
         Number      Description
         ---------   -----------------------------------------------------
           99.1      Press release, dated July 27, 2006, providing financial
                     update of VASCO Data Security International, Inc. for the quarter and six-month period ended June 30, 2006.

           99.2      Text of script for July 27, 2006 Earnings Conference Call.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 28, 2006        VASCO Data Security International, Inc.
                              ---------------------------------------
                              (Registrant)



                              By: /s/Clifford K. Bown
                                  --------------------------------
                                  Clifford K. Bown
                                  Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------
  99.1               Press release, dated July 27, 2006, announcing financial
                     update of VASCO Data Security International, Inc. for the quarter and six month period ended June 30, 2006.

  99.2               Text of script for July 27, 2006 Earnings Conference Call.




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